Siemens Financial Services, Inc. ENVIRONMENTAL INDEMNIFICATION AGREEMENT (Healthcare Direct/Real Estate) Dated: May 19, 2011

THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT (this “Agreement”) is executed and delivered as of the 19th day of May, 2011 by and among G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC, a Delaware limited liability company (“G&E Monument”); G&E HC REIT II ATHENS LTACH, LLC, a Delaware limited liability company (“G&E Athens”); G&E HC REIT II CAPE GIRARDEAU LTACH, LLC, a Delaware limited liability company (“G&E Cape Girardeau”); G&E HC REIT II COLUMBIA LTACH, LLC, a Delaware limited liability company (“G&E Columbia”); G&E HC REIT II JOPLIN LTACH, LLC, a Delaware limited liability company (“G&E Joplin” and, together with G&E Monument, G&E Athens, G&E Cape Girardeau, and G&E Columbia, the “Borrowers” and each a “Borrower”); and GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation (“Guarantor” and, together with the Borrowers, the “Indemnitors”, and each individually an “Indemnitor”), for the benefit of SIEMENS FINANCIAL SERVICES, INC., a Delaware corporation (together with its successors and assigns, “Beneficiary”).

RECITALS:

A. Borrowers and Beneficiary have entered into that certain Loan and Security Agreement (as amended, restated, supplemented, or otherwise modified from time to time, and together with all annexes, exhibits, and schedules attached thereto, the “Loan Agreement”) dated as of even date herewith, whereby Beneficiary has provided Borrowers a loan in the original principal amount of Twenty-Five Million and 00/100 Dollars ($25,000,000.00) (the “Loan”). Payment of the Loan is secured by, among other things, (i) that certain Deed to Secure Debt, Assignment of Rents and Security Agreement, dated as of even date herewith, made by G&E Athens, as Grantor, for the benefit of Beneficiary; (ii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of even date herewith, made by G&E Cape Girardeau, as Grantor, for the benefit of Beneficiary; (iii) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of even date herewith, made by G&E Columbia, as Grantor, for the benefit of Beneficiary; and (iv) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of even date herewith, made by G&E Joplin, as Grantor, for the benefit of Beneficiary (each as amended, restated, supplemented, or otherwise modified from time to time, and together with all annexes, exhibits, and schedules attached thereto, a “Deed of Trust” and collectively, the “Deeds of Trust”), which Deeds of Trust grant to Beneficiary, among other things, a first lien on the property described therein (collectively, the “Property”). The Loan Agreement, the Deeds of Trust, this Agreement and any other documents evidencing or securing or relating to the Loan or payment of the obligations thereunder are herein collectively referred to as the “Loan Documents.”

B. As a condition precedent and prior inducement to Beneficiary making the Loan to Borrowers, Indemnitors agreed to make this Agreement for the benefit of Beneficiary.

C. As a condition precedent and prior inducement to Beneficiary making the Loan to Borrowers, Guarantor agreed to provide a separate Guaranty (as amended, restated, supplemented, or otherwise modified from time to time, and together with all annexes, exhibits, and schedules attached thereto, the “Guaranty”) executed by Guarantor for the benefit of the Beneficiary.

D. It is to the benefit of the Indemnitors that Beneficiary makes the Loan to Borrowers.

E. Indemnitors now desire to execute and deliver this Agreement.

NOW, THEREFORE, for the purpose of inducing Beneficiary to make the Loan, and in consideration of Beneficiary extending the Loan to Borrowers and for other good and lawful consideration, the receipt of which is hereby acknowledged, and notwithstanding anything to the contrary in the Loan Agreement, the Deeds of Trust, or any other of the Loan Documents, Indemnitors agree for the benefit of Beneficiary, its successors and assigns as follows:

1. Definitions. Defined terms used but not defined in this agreement are as defined in the Loan Agreement. The following terms shall have the definition set forth:

“Attorneys’ Fees” with respect to this Agreement shall include but is not limited to both the fees, charges and costs incurred by Beneficiary through its retention of outside legal counsel and the allocable fees, costs and charges for services rendered by Beneficiary’s in house counsel.

“Disposal” shall mean any past, present or future actual or alleged presence, release, transportation, migration, generation, treatment, processing, storage, use, discharge, emission, spilling, leaking, pumping, pouring, injecting, dumping, leaching or disposal of any Hazardous Materials, whether intentional or unintentional, direct or indirect, foreseeable or unforeseeable, by any person or entity or other source, whether related or unrelated to Indemnitors, at, on, from, affecting, within or in connection with the Property.

“Environmental Laws” shall mean and include any applicable federal, state, or local statute, law (including all common law and common law theories), ordinance, code, rule, regulation, order, permit, license, decree or any other legal requirement, in each case having the force or effect of law, regulating, or relating to, pollution, preservation or protection of human health and safety, natural resources or the environment, or regulating or imposing liability or standards of conduct concerning the use, storage, treatment, transportation, migration, manufacture, refinement, handling, production or Disposal of any Hazardous Materials, as now or at any time hereafter in effect, including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. §§ 9601 et. seq. and as amended by the Small Business Liability Relief and Brownfields Revitalization Act of 2001, Public Law 107-118, the Federal Oil Pollution Act of 1990, 33 U.S.C. §§ 2701, et seq., the Federal Toxic Substances Control Act, 15 U.S.C. §§ 2601 et. seq., the Federal Resource Conservation and Recovery Act as amended, 42 U.S.C. §§ 6901 et. seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11011, et seq., the Atomic Energy Act, 42 U.S.C. § 2011 et seq., the Federal Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et. seq., the Federal Clean Air Act 42 U.S.C. §§ 7401 et. seq., the Federal Water Pollution Control Act, 33 U.S.C. §§ 1251 et. seq., the Safe Drinking Water Act, 33 U.S.C. § 300f, et seq., the River and Harbors Act of 1899, 33 U.S.C. §§ 401 et. seq., and all rules and regulations of the EPA or any other agency or governmental board or entity having jurisdiction over the Security and human health and safety, natural resources or the environment, as any and all of the foregoing have been, or are hereafter amended from time to time.

“Environmental Litigation” shall mean any claims, demands, charges, complaints, grievances, citations, consent decrees or agreements, settlement agreements, legal actions, suits, proceedings, orders, injunctions, mediations or arbitrations arising out of or relating to a Violation or alleged Violation of any Environmental Laws and the Property.

“Hazardous Materials” shall mean and include those elements, materials, compounds, mixtures, chemicals, pollutants, contaminants, wastes (including any medical products or devices and those materials defined as “medical waste” or “biological waste” under relevant statutes or regulations pertaining to any Environmental Laws), Toxic Mold (as hereinafter defined) or other toxic substances, or petroleum products defined in, governed under, or regulated pursuant to any Environmental Laws (as hereinafter defined), or which are now or hereafter contained in any list of hazardous substances adopted by the United States Environmental Protection Agency (the “EPA”) or any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, flammable or radioactive by any of the Environmental Laws, and, whether or not included in such lists, shall be deemed to include all products or substances which are or contain petroleum, natural gas, natural gas liquids, asbestos, polychlorinated biphenyls, any chemicals known to cause cancer or reproductive toxicity and Toxic Mold.

“Indemnitors” shall mean Indemnitors as defined above and any of their respective successors and assigns.

“Migration” shall mean the presence of Hazardous Materials at, on or within the Property as a result of a Disposal on a site other than the Property.

“Toxic Mold” shall mean any excessive vapor, moisture, mildews, mold or other fungi which may pose a risk to human health or the environment or negatively impact the value of the Property.

“Violation” shall mean any violation or breach of any of the Environmental Laws at, on, from, affecting, within or in connection with the Property by any person or entity, or other source, whether related or unrelated to Indemnitors.

2. Indemnity. Indemnitors shall jointly and severally protect, indemnify, defend, and hold harmless Beneficiary and any present or future holders of the Loan any participant owners of the Loan and any servicers, custodians, or trustees with respect to the Loan, and each of their respective directors, officers, shareholders, employees, subsidiaries, affiliates, representatives and agents, and each of their respective heirs, legal representatives, successors and assigns (collectively, the “Indemnified Parties”), from, against and with respect to, and shall be responsible for, any and all loss, damage, cost, investigation, remediation, charge, lien, debt, fine, penalty, injunctive relief, claim, demand, expense, suit, order, judgment, adjudication, liability, or injury to person, property or natural resources, including, without limitation, Attorneys’ Fees, consultant fees, compensatory, consequential and punitive damages and diminution in value of the Property incurred by, against or in respect of any of the Indemnified Parties arising out of, attributable to, which may accrue out of, or which may result from any or all of the following: (a) any Migration, (b) any Violation or alleged Violation, (c) any Disposal, (d) the presence of Toxic Mold, (e) any exposure to Hazardous Materials at, on, in, under or relating to the Property, and (f) any breach of any representation, warranty or covenant made by Indemnitors in this Agreement (the foregoing subparts (a) through (f) being referred to in this Agreement as an “Indemnified Event”); provided, however, that an Indemnified Party shall not be entitled to indemnification for expenses incurred as a result of such Indemnified Party’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Indemnitors’ obligations under this Agreement shall survive indefinitely.

3. Duty to Defend. Upon the written request of Beneficiary, at Beneficiary’s sole option, Indemnitors shall jointly and severally undertake the defense of the Indemnified Parties, at no expense to the Indemnified Parties, with counsel reasonably approved by Beneficiary, in connection with any obligation set forth in this Agreement for which Indemnitors have an obligation to protect, indemnify, defend, and hold harmless the Indemnified Parties. In the event Indemnitors refuse to undertake the defense of the Indemnified Parties after receiving such request, or fail to diligently and continuously conduct such defense after receiving such request, or if Beneficiary so elects, Beneficiary may undertake its own defense at any time without reducing Indemnitors’ obligations to protect, indemnify and hold harmless the Indemnified Parties as provided in this Agreement. The costs incurred by Beneficiary in undertaking its own defense, including but not limited to Attorneys’ Fees, shall constitute a portion of the indemnification duties set forth under this Agreement.

4. Covenants of Indemnitors. From the date of this Agreement until the earlier of the full release of the lien of the Deeds of Trust, a complete foreclosure, or the delivery of a deed in lieu of foreclosure, Indemnitors covenant and agree jointly and severally as follows:

(a) In the event that at any time any investigation, site monitoring, containment, clean up, removal, restoration or other response action of any kind or nature (collectively the “Remedial Work”) is necessary or desirable under any applicable Environmental Law, any judicial order, or by any governmental entity because of, or in connection with any Disposal, Violation or Environmental Litigation, Indemnitors shall within thirty (30) days after written demand for performance thereof by Beneficiary (or such shorter period of time as may be required under any applicable law, regulation, order or agreement), commence and thereafter diligently perform and complete all such Remedial Work and respond to and defend against any Indemnified Event. All Remedial Work will be performed by contractors approved in advance by Beneficiary, which approval shall not be unreasonably withhold or delayed, and under the supervision of a consulting engineer approved by Beneficiary, which approval shall not be unreasonably withhold or delayed. All costs and expenses of such Remedial Work shall be paid by Indemnitors including, without limitation, Beneficiary’s Attorney’s Fees incurred in connection with monitoring or review of such Remedial Work. In the event Indemnitors shall fail to timely perform and complete such Remedial Work as provided in Section 4(a), Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and the Indemnity provided in Section 2 of this Agreement shall cover all such costs and expenses thereof, or incurred in connection therewith, and shall be payable by Indemnitors upon demand. Further, Beneficiary may, at its option, add all such costs and expenses thereof, or incurred in connection therewith, to the Indebtedness as defined in the Deeds of Trust without affecting the liability of Indemnitors hereunder;

(b) Indemnitors shall not permit or allow any Disposal that requires further investigation or response action under Environmental Law, or any Violation of the Environmental Laws, to occur or continue to exist, and should any of the Indemnitors discover or be apprised of any such Disposal or Violation, Indemnitors shall cure or cause to be cured such a Disposal or Violation pursuant to the terms of Section 4(a) hereinabove. Indemnitors also covenant to possess and maintain all licenses, permits, authorizations and variances required by Environmental Law for any Borrower to own and operate the Property and to perform any Remedial Work at the Property in compliance with Environmental Laws; and

(c) Indemnitors shall investigate, monitor and inspect the Property for any Disposal or suspected Disposal and which relate to an Indemnified Event or could reasonably be expected to give rise to an Indemnified Event as reasonably required upon notice from Beneficiary describing the basis for Beneficiary’s belief that such Disposal or suspected Disposal is at a concentration or in a condition that could reasonably be expected to give rise to an Indemnified Event. Except as already disclosed in the Environmental Reports (as hereinafter defined), Indemnitors shall also provide Beneficiary with prompt written notice in reasonable detail of (i) any Disposal or threatened Disposal at, on, under or from the Property of which any of the Indemnitors becomes aware which could reasonably be expected to give rise to an Indemnified Event; (ii) any notice received by any Indemnitor from any federal, state, municipal or other governmental agency or authority in connection with any Disposal located at, on, in, or under, or emanating from, the Property; and (iii) any knowledge of any incurrence of expense by any governmental agency or authority in connection with the assessment, containment or removal of any Hazardous Materials located at, on, in, or under, or emanating from the Property. Indemnitors shall also promptly provide Beneficiary with a copy of any future environmental reports, investigations, studies, audits, tests or other technical analyses relating to the Property that are obtained by Indemnitors.

(d) Indemnitors shall execute such documents as Beneficiary deems reasonably necessary, to make such applications as Beneficiary reasonably requires, and to cooperate with Beneficiary, including granting Beneficiary access to the Property, upon reasonable advance notice except in the event of an emergency, to ensure that the Property complies with all Environmental Laws. Indemnitors shall promptly provide Beneficiary with copies of all correspondence, reports, notices, orders, findings, declarations and other materials regarding Indemnitors’ compliance with the requirements of applicable Environmental Laws as they are issued to or received by Indemnitors. The foregoing undertakings shall survive any termination or expiration of this Agreement, as well as any assignment of the Property by Beneficiary, as and to the extent set forth in Section 2.

(e) Indemnitors shall provide full cooperation, assistance, and access to the Property by Beneficiary or its representatives upon reasonable prior notice during reasonable hours that are authorized to conduct response actions or natural resource restoration at the Property (including without limitation the cooperation and access necessary for the installation, integrity, operation, and maintenance of any complete or partial response action or natural resource restoration at the Property); not impede the effectiveness or integrity of any institutional control employed in connection with a response action; and provide all legally required notices with respect to the discovery or release of any Hazardous Material at, on, from, affecting, within or in connection with the Property.

(f) If a written program of operations and maintenance is required to be followed by any Borrower with respect to Hazardous Materials (“O&M Program”), such Borrower shall establish such O&M Program and comply in a timely manner with, and cause all tenants, operators, managers, employees, agents, and contractors of such Borrower and any other persons present on the Property to comply with the O&M Program. All costs of performance of such Borrower’s obligations under any O&M Program shall be paid by such Borrower, and Beneficiary’s out-of-pocket costs incurred in connection with the monitoring and review of the O&M Program and such Borrower’s performance shall be paid by Indemnitors upon demand by Beneficiary.

5. Representations and Warranties of Indemnitors. Indemnitors, jointly and severally, represent and warrant to Beneficiary as follows as of the date hereof:

(a) Indemnitors have delivered and made available to Beneficiary all environmental investigations, studies, audits, tests and other technical analyses conducted by, for or in the possession or control of the Indemnitors in relation to the Property (the “Environmental Reports”) as of the date of the Agreement, and all such Environmental Reports are identified in EXHIBIT A attached hereto.

(b) Except to the extent disclosed in any of the Environmental Reports (i) Indemnitors have not used and are not using, and to Indemnitors’ knowledge, no prior owner or current or prior tenant, subtenant, or other occupant of all or a part of the Property has used or is using, nor are there present, any Hazardous Materials at or on the Property as a result of a Disposal or Migration in Violation of any Environmental Laws; (ii)  there has not occurred, nor is there occurring, any Disposal with respect to the Property that could reasonably be expected to give rise to a liability under Environmental Law; and (iii)  no Disposal or threatened Disposal has occurred or is occurring at, on, under, in or from the Property for which Environmental Law requires notice to any person, further investigation, or any form of response action.

(c) Except to the extent disclosed in any of the Environmental Reports, Indemnitors have not received, and to Indemnitors’ knowledge, no prior owner or current or prior tenant, subtenant or other occupant of all or any part of the Property has received, any notice from any person or entity, public or private, alleging any Violation of or potential liability under any Environmental Law with regard to the Property, nor have Indemnitors received any administrative order, entered into any settlement agreements, or entered into any administrative consent order with any governmental agency with respect to Hazardous Materials on or at the Property;

(d) To Indemnitors’ knowledge, except to the extent disclosed in any of the Environmental Reports, the Property does not contain and in the past has not contained any asbestos containing material in friable form, and to Indemnitors’ knowledge there is no current or potential airborne contamination of the Property by asbestos fiber at concentrations exceeding those allowed by Environmental Laws;

(e) To Indemnitors’ knowledge, the Property does not contain, and has not in the past contained any Toxic Mold;

(f) Indemnitors have received adequate consideration for the execution, delivery and performance of obligations under this Agreement, each Indemnitor acknowledging that Beneficiary’s making the Loan to Borrowers has provided substantial benefit to such Indemnitor and Beneficiary would not have made the Loan to Borrowers had Indemnitors not executed and delivered this Agreement to Beneficiary; and

(g) No storage tanks (including, without limitation, petroleum or heating oil storage tanks), underground or above-ground, are present on or under the Property.

6. Inspection by Beneficiary. In the event that (a) Indemnitors are in default under any of the Loan Documents beyond any applicable notice, grace and cure periods contained therein, if any, or (b) Beneficiary reasonably believes that there is a substantial likelihood that there exists (i) a Violation of any of the Environmental Laws with respect to the Property, (ii) a Disposal of Hazardous Materials that requires notice to any person, further investigation, or any form of response action under Environmental Law with respect to the Property, or (iii) a breach by any of the Indemnitors of any covenant under this Agreement, then, if Indemnitors do not immediately commence and thereafter diligently proceed to satisfy all of their obligations under this Agreement, Beneficiary is, itself, authorized, along with its agents, employees or environmental consultants to enter at any time during normal business hours upon any part of the Property, upon five (5) Business Days’ prior notice of its intent to do so, for the purpose of inspecting the same for Hazardous Materials that have given or might reasonably give rise to an Indemnified Event, and such inspections may include, without limitation, soil borings and other invasive tests, which tests shall be reasonable in scope and shall be done in compliance with all applicable Environmental Laws by qualified environmental professionals, possessing reasonable levels of general liability, workers’ compensation, automotive and professional liability insurance, and subject to any timing restrictions as to site access contained in the relevant tenant leases. In the event that Beneficiary undertakes any such inspections at the Property, Beneficiary shall indemnify, protect, defend and hold Indemnitors and the Property, and Indemnitors’ respective directors, officers, shareholders, employees, agents, heirs, legal representatives, successors and assigns from and against any and all loss, damage, cost, charge, lien, debt, fine, penalty, injunctive relief, claim, demand, expense, suit, order, judgment, adjudication, liability or injury to person, property or natural resources, including Attorney’s Fees and reasonable consultants’ fees arising out of, attributable to or accruing out of or resulting from any of Beneficiary’s activities on or about the Property, in connection therewith, or any of the activities of any of Beneficiary’s agents or contractors, except to the extent arising out of, accruing to, or resulting from the acts or contributing omissions of Indemnitors, Indemnitors’ affiliates or representatives, or any tenants at the Property. Subject to Section 2 above, notwithstanding Beneficiary’s indemnification of Indemnitors in the immediately preceding sentence, under no circumstances shall Beneficiary have any liability or responsibility relating to Hazardous Materials present at the Property prior to Beneficiary’s inspection. Indemnitors agree to pay to Beneficiary, upon Beneficiary’s demand, all actual out-of-pocket expenses, costs or other amounts reasonably incurred by Beneficiary in performing any inspection and/or testing for the purposes set forth in this Section 6. Beneficiary is under no duty, however, to visit or observe the Property or to conduct tests, and any such acts by Beneficiary shall be for the sole purpose of protecting Beneficiary’s rights under the Loan Documents. In no event shall any site visit, observance or testing by Beneficiary be a representation that Hazardous Materials are or are not present in, on, or under the Property, or that there has been or shall be compliance with any Loan Document and/or any applicable governmental law. None of the Indemnitors nor any other party is entitled to rely on any site visit, observation or testing by Beneficiary unless agreed to in writing by Beneficiary. Beneficiary owes no duty of care to protect Indemnitors or any other party against any Hazardous Materials, any negligent or defective design or construction of the Property, or any other adverse condition affecting the Property.

7. Performance. The undertakings, liabilities and obligations of Indemnitors hereunder shall not be affected, discharged, improved or varied except by the due and punctual performance of all of the obligations hereby assumed and then only to the extent thereof. The rights of Beneficiary hereunder shall not be limited by any investigation or the scope of any investigation undertaken by or on behalf of Beneficiary in connection with the Property prior to the date hereof.

8. Gender/Case. As used herein, the masculine gender shall include the feminine, and the singular case shall include the plural and the plural the singular, wherever the same may be applicable.

9. Time of Essence. It is expressly understood and agreed that time is of the essence with respect to the intent, meaning, construction and enforcement of each and every provision of this Agreement.

10. Modifications. This Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, except by the express terms of a writing signed by the party or parties sought to be bound thereby.

11. Notices. Any notice, demand, request, statement or consent made hereunder shall be in writing, signed by the party giving such notice, request, demand, statement, or consent, and shall be deemed to have been property given when delivered personally, delivered to a reputable overnight delivery service providing a receipt, or deposited in the United States mail, postage prepaid and registered or certified mail, return receipt requested, at the address set forth below or to such other address within the continental United States of America as theretofore may have been designated in writing by such party in accordance with the terms of this Section. The effective date of any notice given as aforesaid shall be the date of personal service, one (1) business day after delivery to such overnight delivery service, or three (3) business days after being deposited in the United States Mail, whichever is applicable. For purposes hereof, the addresses are as follows:

If to any Borrower:	c/o G&E HC REIT II Monument LTACH Portfolio, LLC 1551 Tustin Avenue, Suite 300 Santa Ana, CA 92705 Attention: _______________

If to Guarantor:	Grubb & Ellis Healthcare REIT II, Inc. 1551 Tustin Avenue, Suite 300 Santa Ana, CA 92705 Attention:
If to Beneficiary:	Siemens Financial Services, Inc. 170 Wood Avenue South Iselin, NJ 08830 Attn:
with a copy to:	McGuireWoods LLP 77 West Wacker Drive Suite 4100 Chicago, IL 60601 Attention: Donald A. Ensing, Esq.

12. Choice of Law. This Agreement shall be construed and enforceable in accordance with, and governed by, the internal laws of the State of New York.

13. Interpretation. Each provision of this Agreement and the other Loan Documents is intended to be several. If any provision of this Agreement shall be held invalid or unenforceable, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.

14. Not Secured by the Deeds of Trust. This Agreement is solely intended to protect the Indemnified Parties from the matters set forth herein and the obligations contained herein are not secured by the Deeds of Trust.

15. Joint and Several Liability. Indemnitors hereby acknowledge and agree that each and every one of Indemnitors’ obligations under this Agreement are and shall be joint and several and Beneficiary may obtain satisfaction of Indemnitors’ obligations from any one or more of Indemnitors independently, successively, simultaneously or concurrently. Each Indemnitor hereby waives any and all rights of subrogation, reimbursement, contribution, indemnity or otherwise arising by contract or operation of law, including without limitation, any lien rights, from or against any other Indemnitor until the Loan is paid in full and all such Indemnitor’s obligations under the Loan Documents are fulfilled.

16. Waiver of Trial by Jury. Indemnitors and Beneficiary (by its acceptance hereof) hereby waive their right to a trial by jury as to any matter arising out of or concerning the subject matter of this Agreement.

17. Litigation. In the event of litigation or arbitration arising out of or concerning the subject matter of this Agreement, the prevailing party shall be entitled to an award of reasonable Attorneys’ Fees.

18. Availability of Other Remedies. It is understood and agreed by Indemnitors that (a) any rights and remedies Beneficiary may have under this Agreement, as well as (b) any duties and obligations of Indemnitors under this Agreement, are each in addition to and independent of and shall not in any manner whatsoever supersede, replace, diminish, toll or abrogate, or be superseded, replaced, diminished, tolled or abrogated by any (i) rights and remedies Beneficiary may at any time have under this or any other documents or agreements or insurance policies, or as may be generally available at law or in equity, including, but not limited to, the right to contribution which Beneficiary may have against Indemnitors, or any other person or party, under any applicable Environmental Law, including but not limited to, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §§9601 et seq.), as amended from time to time, or any other applicable Federal or State laws, or (ii) any duties and obligations of any one or more of the Indemnitors under this or any other documents or agreements or insurance policies, or as may be generally imposed by law or in equity.

19. Indemnitors’ Waivers. Indemnitors hereby waive to the fullest extent not prohibited by law:

(a) Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this instrument (other than any notice required to be given hereunder);

(b) The right, if any, to the benefit of, or to direct the application of, any security held by Beneficiary, including the Property; and, until all of the indebtedness evidenced by the Loan Agreement has been paid in full, all rights of subrogation, any right to enforce any remedy which Beneficiary now has or hereafter may have against Indemnitors, and any right to participate in any security now or hereafter held by Beneficiary;

(c) The right to require Beneficiary to proceed against Indemnitors, or any one of them, or to proceed against any security now or hereafter held by Beneficiary, or to pursue any other remedy in Beneficiary’s power;

(d) The benefits, if Indemnitors are entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation; and

(e) Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitors against any security resulting from the exercise of election of any remedies by Beneficiary, including a judicial foreclosure or the exercise of any power of sale, and any defense arising by reason of any disability or other defense of Indemnitors or by reason of the cessation, from any cause, of the liability of Indemnitors.

20. No Third Party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of the Indemnified Parties. Except as provided herein, no party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any third-party.

21. Indemnitors’ Subordination. From and after the date that any claim hereunder shall have been made by Beneficiary, and continuing until any such claim shall have been paid in full or there has been a final determination (which shall mean a non appealable determination, or where any right of appeal exists, it has been allowed to lapse) that such claim is not valid, notwithstanding any other provision of this Agreement to the contrary, Indemnitors hereby subordinate to Beneficiary’s rights under the Loan to Borrowers, any claim or other rights which Indemnitors may now have or hereafter acquire against any Borrower and Guarantor of all or any of the Loan that arise from the existence or performance of Indemnitors’ obligations under this Agreement (all such claims and rights are referred to as Indemnitors’ “Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, contribution, or indemnification, and any right to participate in any claim or remedy of Beneficiary against any Borrower or any collateral which Beneficiary now has or hereafter acquires, whether or not such claim, remedy or right of Indemnitors arises by contract or in equity or under law, by virtue of any payment made by Indemnitors hereunder, including without limitation, the right to take or receive from any Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to any of the Indemnitors hereunder on account of any such Indemnitor’s Conditional Rights and either (a) such amount is paid to such Indemnitor at any time when the Loan shall not have been paid or performed in full, or (b) regardless of when such amount is paid to such Indemnitor, any payment made by any of the Indemnitors to Beneficiary is at any time determined to be a preference or a Preferential Payment (hereinafter defined) under the terms of any bankruptcy or insolvency laws, rules, regulations, orders or decrees, then such amount paid to any of the Indemnitors shall be held in trust for the benefit of Beneficiary and shall forthwith be paid to Beneficiary to be credited and applied upon the Loan, whether matured or unmatured, in such order as Beneficiary, in its sole and absolute discretion, shall determine. As used herein, the term “Preferential Payment” shall mean any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Beneficiary or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy or fraudulent transfer act or other similar act or law.

22. Successors and Assigns. The terms and provisions of and obligations arising under this Agreement shall be binding on all of the Indemnitors and their respective successors and assigns.

23. Business Day. The terms “Business Day” and “Business Days” as used in this Assignment shall mean any day other than a Saturday, a Sunday or a Federal holiday on which the U.S. Postal Service offices are closed for business in the State of New Jersey.

24. Construction. Indemnitors and Beneficiary acknowledge that they have each had the opportunity to be represented by counsel in the drafting, negotiation and execution of this Agreement, and therefore, it is expressly agreed that in the case of any vagueness or ambiguity with regard to any provisions of this Agreement, there shall be no presumption or construction against the drafter of such provision, but instead this Agreement shall be interpreted in accordance with a fair construction of the law.

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IN WITNESS WHEREOF, Indemnitors have duly executed this Agreement as of the day and year first above written.

INDEMNITORS:

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
as Borrower Representative and a Borrower

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)

TITLE: Chief Financial Officer
(Printed or Typed)

DATE: May 19, 2011
(Printed or Typed)

G&E HC REIT II ATHENS LTACH, LLC,
as a Borrower

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)

TITLE: Chief Financial Officer
(Printed or Typed)

DATE: May 19, 2011
(Printed or Typed)

G&E HC REIT II CAPE GIRARDEAU LTACH, LLC, as a Borrower

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)

TITLE: Chief Financial Officer
(Printed or Typed)

DATE: May 19, 2011
(Printed or Typed)

G&E HC REIT II COLUMBIA LTACH, LLC, as a Borrower

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)

TITLE: Chief Financial Officer
(Printed or Typed)

DATE: May 19, 2011
(Printed or Typed)

G&E HC REIT II JOPLIN LTACH, LLC, as a Borrower

G&E HC REIT II MONUMENT LTACH PORTFOLIO, LLC,
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP
Its: Sole Managing Member

By: GRUBB & ELLIS HEALTHCARE REIT II, INC.

Its: General Partner

BY: /s/ Shannon K S Johnson
(Authorized Signature)
NAME: Shannon K S Johnson
(Printed or Typed)

TITLE: Chief Financial Officer
(Printed or Typed)

DATE: May 19, 2011
(Printed or Typed)

GRUBB & ELLIS HEALTHCARE REIT II, INC.,
a Maryland corporation

By: /s/ Shannon K S Johnson
(Authorized Signature)
Name: Shannon K S Johnson
(Printed or Typed)

Title: Chief Financial Officer
(Printed or Typed)

Date: May 19, 2011
(Printed or Typed)